                                                                   EXHIBIT 10.14

                              OPERATING AGREEMENT

                                      FOR

                               GPU SOLAR, L.L.C.


     THIS OPERATING AGREEMENT is made and entered into as of _________, 1997 by GPU International, Inc., a Delaware corporation ("GPUI"), and AstroPower, Inc., a Delaware corporation ("API") (referred to as the "Members" and individually as a "Member").

     In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                         THE LIMITED LIABILITY COMPANY
                         -----------------------------

     1.1  Formation.  The Members hereby form a limited liability company (the
          ---------
"Company") subject to the provisions of the New Jersey Limited Liability Company Act as currently in effect (the "Act").

     1.2  Filing.  In connection with the execution of this Operating Agreement,
          ------
the Members shall cause a Certificate of Formation that complies with the requirements of the Act to be properly filed with the New Jersey Secretary of State, and shall execute such further documents (including amendments to the Certificate of Formation) and take such further action as is appropriate to comply with the requirements of law for the formation or operation of a limited liability company in all states where the Company may conduct its business.

     1.3  Name.  The name of the Company shall be GPU Solar, L.L.C.
          ----

     1.4  Registered Office, Registered Agent.  The location of the registered
          -----------------------------------
office of the Company shall be c/o GPU International, Inc., One Upper Pond Road, Parsippany, NJ 07054 and thereafter at such other location as the Members may designate. The Company's registered agent at such address shall be James R. Torpey, Jr.

     1.5  Events of Dissolution.  The Company shall continue until December 31,
          ---------------------
2026, unless sooner dissolved pursuant to Section 11.11(b) or by:

          (a) the affirmative vote of Members holding a majority of the Allocable Percentages;

     (b) any event which makes it unlawful for the business of the Company to be carried on by the Members;

     (c) the bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company;

     (d) the sale of all or substantially all of the Company's assets and the cessation of its business activities; or

     (e) any other event causing a dissolution of a limited liability company under the Act.

     1.6  Continuance of the Company.  Notwithstanding the provisions of Section
          --------------------------
1.5, if, upon the occurrence of an event described in Section 1.5(c), there are at least two remaining Members, the remaining Members shall have the right to continue the business of the Company by so electing in writing within 90 days after the occurrence of such event. If the remaining Members do not elect to continue the business of the Company, the Company's affairs shall be wound up as provided in Article VIII.

     1.7  Background; Purpose.
          --------------------

          (a) GPUI has expertise concerning the production, transmission, distribution and sale of electric energy.

          (b) API is engaged in the business of designing, engineering, manufacturing and assembling photovoltaic ("PV") systems for the production of electric energy.

          (c) GPUI has entered into a Team-Up Program Agreement (the "UPVG Agreement"), dated as of March 31, 1997, with the Utility Photovoltaic Group, Inc. ("UPVG") pursuant to which GPUI has been awarded a grant from UPVG in connection with UPVG's Cooperative Agreement with the United States Department of Energy, under which UPVG has agreed to assist in the commercialization of PV systems.

          (d) The UPVG Agreement sets forth a Statement of Work (the "SOW") to be performed by GPUI in connection with the development of commercial applications for PV systems.

          (e) The Members have arranged for the Company to be formed for the purpose of acting as a subcontractor and/or supplier to GPUI for purposes of performing the SOW contemplated by the UPVG Agreement, and to engage in such other business(es) as may be mutually agreed between the Members.

          (f) It is contemplated that the Company will not have any employees and that therefore the bulk of the services to enable the Company to carry out its commitments in performing the SOW will be provided by or through API or other subcontractors, which will also supply material to the Company in connection therewith.

          (g) Concurrently herewith the Members and the Company are entering into a Performance Agreement (the "Performance Agreement") pursuant to which the Company is agreeing to perform the SOW and API is agreeing to render services and supply material to the Company in connection therewith.

          (h) The Company shall be authorized to take such actions and to transact such business in furtherance of the foregoing objectives as may be taken and transacted by limited liability companies formed under New Jersey law, including, but not limited to, transactions with affiliates or related entities, including, but not limited to, buying from or selling to, borrowing from or lending to, or leasing property from or to, such affiliates or related entities.

     1.8  Principal Place of Business.  The location of the principal place of
          ---------------------------
business of the Company shall be c/o GPU International, Inc., One Upper Pond Road, Parsippany, NJ 07054, or at such other place as the Managers from time to time may select.

     1.9  The Members. The name and present mailing address of each Member is as
          -----------
follows:

Name                          Address
----                          -------

GPU International, Inc.       One Upper Pond Road
                              Parsippany, NJ  07054

AstroPower, Inc.              Solar Park
                              Newark, DE 19716-2000

     1.10 New Members.  Except as expressly provided by this Operating
          -----------
Agreement or the Act, new Members may be admitted only upon such terms and conditions as may be mutually agreed between the Members.

     1.11 Voting Rights.  Except as expressly provided by this Operating
          -------------
Agreement or the Act, with respect to all matters submitted to a vote of the Members, the decision of Members holding a majority of the Allocable Percentages shall be determinative.

                                   ARTICLE II
                             CAPITAL CONTRIBUTIONS
                             ---------------------

     2.1  Initial Contributions.  Each of the Members initially shall contribute
          ---------------------
to the Company's capital $50 in cash (the "Initial Contribution").

     2.2  Additional Contributions.  No Member shall be obligated to make any
          ------------------------
additional contribution ("Additional Contribution") to the Company's capital. In the event that any Member makes such Additional Contribution, such contribution shall not affect any Member's Allocable Percentage and shall be repaid only as provided herein.

     2.3  No Interest.  Neither the Initial Contributions nor any Additional
          -----------
Contribution shall bear interest unless otherwise unanimously agreed by the Members.

                                  ARTICLE III
                       PROFITS, LOSSES AND DISTRIBUTIONS
                       ---------------------------------

     3.1  Profits and Losses; Allocable Percentages.  Subject to the provisions
          -----------------------------------------
of Section 6.1, the Company's "Net Profits" or "Net Losses" shall be determined on an annual basis, as provided in Section 3.3, and shall be allocated among the Members in accordance with their Allocable Percentages. The "Allocable Percentage" of each Member is 50%.

     3.2  Distributions.  Subject to the provisions of Section 6.2 and provided
          -------------
the Company is not then in the process of liquidation, at such times as the Managers shall determine, the Managers shall distribute Available Funds to the Members in proportion to their Allocable Percentages; provided, however, that in the event any Member has made an Additional Contribution, such Additional Contribution shall be repaid from Available Funds, together with any applicable interest, prior to making any other distributions to the Members. For this purpose, "Available Funds" means the Company's cash and other liquid assets in excess of the amount that, in the Managers' reasonable judgment, the Company should retain as reserves.

     3.3  Accounting.  For each fiscal year, "Net Profits" and "Net Losses"
          ----------
shall be determined by the Company's accountants, after consultation with the Managers, in accordance with the methods and elections used for federal income tax purposes, which methods and elections shall be satisfactory to the Managers. The Company's fiscal year shall be the calendar year.

                                   ARTICLE IV
                                   MANAGEMENT
                                   ----------

     4.1  Liability.  In accordance with Section 42:2B-23 of the Act, no Member
          ---------
or person serving as one of the Managers or bearing a title as an officer of the Company shall be obligated personally with respect to any debt, obligation or liability of the Company by reason of being a Member, or serving as one of the Managers, or acting as an officer, agent or otherwise on behalf of the Company.

     4.2  Managers.
          --------

          (a) Pursuant to Section 42:2B-27 of the Act, the business of the Company shall be managed by a committee of Managers (the "Managers") comprised of four persons to be elected by the Members, two to be designated by GPUI and two to be designated by API. It is presently contemplated that GPUI will designate James R. Torpey, Jr. and Gina Collins and that API will designate Peter Aschenbrenner and Dr. George Roland as their respective initial Managers. Each of the Members agrees that for so long as it continues to be a Member of the Company, it will vote and take such other action as may be necessary to elect as Managers the persons so designated by GPUI and API, respectively, from time to time. Except as expressly provided by this Operating Agreement or the Act, the Managers shall act by the vote of a majority of the persons then serving as Managers.

          (b) In order to facilitate the transaction of business by the Company, the Members agree that the following persons shall be assigned the titles set forth opposite their respective names and shall have such authority as is generally conferred on the corresponding officers of a New Jersey corporation:

          Name                          Office
          ----                          ------

     James R. Torpey, Jr.               President
     Peter Aschenbrenner                Secretary

          (c) All substantive business decisions and decisions relating to matters outside of the routine ordinary course of business of the Company, including, without limitation, decisions as to the projects and activities to be undertaken by the Company, and the terms of any such undertaking, shall be made only by unanimous action of the Managers. Without limiting the generality of the foregoing, and except as otherwise specifically contemplated herein or in the Performance Agreement, the Company will not, without unanimous approval of the Managers, take any of the following actions:

               (i) Open bank accounts or designate authorized signatories thereof;

               (ii) Create, incur, assume or suffer to exist any mortgage, lien, security interest or other charge or encumbrance upon or with respect to any of its property or rights, whether now owned or hereafter acquired, or assign any right to receive income, services or property, except liens (i) for taxes, assessments, or governmental charges or levies on property of the Company if same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings, or

(ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

               (iii) Create, incur, assume or suffer to exist any indebtedness for borrowed money or for the deferred purchase price of assets or property or for the lease of any assets or property;

               (iv) Assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any debt or obligation of any other person or entity, except for guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (v) Make any advances or loans to, or any investments in, any person or entity;

               (vi) Declare or pay any distributions in respect of an interest in the Company or effect any redemption or other acquisition of any such interest;

               (vii) Merge or consolidate with, or acquire all or substantially all of the assets or stock of, any other entity, or sell, lease or otherwise dispose of any substantial portion of its assets in any single transaction or series of transactions, whether or not related, except for sales of inventory in the ordinary course of business;

               (viii) Hire and fire employees, consultants or other agents of the Company or fix the terms of retention and compensation thereof;

               (ix) Adopt or amend any business plan or budget for the Company;

               (x) Admit any new Members or issue any interest in the Company or any options, warrants or rights to acquire such an interest or any securities convertible into or exchangeable for such an interest;

               (xi) Amend the Certificate of Formation of the Company or this Operating Agreement;

               (xii) Make or commit to make any substantial capital or other expenditures, including, without limitation, long-term or capital leases; or

               (xiii) Enter into any other agreements or commitments obligating the Company in any substantial respect to pay moneys or to perform services or provide goods.

          (d) Responsibility and authority for specified day-to-day operational matters may be delegated to such persons and on such terms as the Managers may unanimously determine.

          (e) The provisions of this Section 4.2 shall terminate from and after the date that each of GPUI and API no longer holds a 50% Allocable Percentage.

     4.3  Time Devoted to Business.  It is understood and agreed that each of
          ------------------------
the Managers and the persons designated as President and Secretary are active in the business of GPUI or API, as the case may be, and shall devote only such time to the Corporation's business as they, in their sole and absolute discretion, deem necessary and appropriate. The Managers and every Member shall at all times be free to engage for his, her or its own account in all aspects of any other business or investment, whether similar or dissimilar to the business of the Company, and neither the Company nor any other Member shall have any claim or right to the assets or profits related to such other business or investment.

     4.4  Information Relating to Company.  Upon reasonable request, the
          -------------------------------
Managers shall provide information regarding the Company or its activities to any Member. Each Member or its authorized representative shall have reasonable access to and may inspect and copy all books, records and materials in any Manager's possession regarding the Company or its activities.

     4.5  Exculpation; Indemnification.  The Managers and the persons designated
          ----------------------------
as President and Secretary shall not be liable to the Company, or any Member thereof, for any act or omission related to the Company or its operations which act or omission was undertaken in good faith. The Company shall, to the full extent permitted by law, defend and indemnify each of the Managers and Members and each person bearing a title as an officer of the Company from and against any and all losses, claims, damages and liabilities (including reasonable attorneys' fees) arising out of or in connection with their activities as Managers, Members, officers, employees and/or agents of the Company and shall pay all amounts required to be paid by them pursuant to court order or in settlement of any action brought or threatened to be brought against them in respect of any such activity; provided, however, that this provision shall not impose any liability on any Member to make any Additional Contributions to the Company on behalf of any indemnified party with respect to such indemnity.

     4.6  Records at Principal Place of Business.  The Managers shall cause the
          --------------------------------------
Company to keep at its principal place of business the following:

          (a) a current list in alphabetical order of the full name and last known address of each Member;

          (b) a copy of the Certificate of Formation and all certificates of amendment thereto, as filed, together with executed copies of any powers of attorney pursuant to which any certificate of amendment has been executed; and

          (c)  complete and accurate books and records of the Company.

                                   ARTICLE V
                                REPRESENTATIONS
                                ---------------

     5.1  Investment Representation. Each of the Members acknowledges that the
          -------------------------
interest in the Company which it is acquiring pursuant to this Operating Agreement has not been registered under the Securities Act of 1933 or any state securities laws. Each of the Members hereby represents that it is acquiring such interest for investment and not with a view to the distribution thereof or of any interest therein and agrees that no sale or other disposition thereof shall be made except in accordance with this Operating Agreement and in compliance with applicable securities laws. The certificates, if any, representing such interest may bear an appropriate legend giving notice of the foregoing restriction on transfer of the interest.

                                   ARTICLE VI
                                CAPITAL ACCOUNTS
                                ----------------

     6.1  Capital Accounts.  A separate Capital Account will be maintained for
          ----------------
each Member. The initial Capital Account of each Member shall be such Member's Initial Contribution.

          (a)  Each Member's Capital Account will be increased by:

                    (i)   The amount of any Additional Contributions;

                    (ii)  Allocations of Net Profits; and

                    (iii) Allocations of items of income described in Section
                          (S)705(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC (S)").

          (b)  Each Member's Capital Account will be decreased by:

                    (i)   Distributions of Available Funds or other property;

                    (ii)  Allocations of Net Losses; and

                    (iii) Allocations of expenditures described in IRC
                          (S)705(a)(2)(B).

          (c)  Notwithstanding the provisions of Sections 3.1 and 6.1(a) and
(b), in the event the applicable Treasury Regulations promulgated under IRC (S) 704 require the Company to allocate Net Losses or a specific item of deduction or loss ("Loss Item") to a Member in a manner other than such Member's Allocable Percentage, then for all purposes, including the determination of Capital Accounts, such Loss Item shall be allocated to the Member in accordance with such Regulations and thereafter if such Regulations require that any item of Net Profits or income or gain ("Income Item") related to such Loss Item be allocated by the Company to such Member to reflect the prior allocation of such Loss Item to such Member, then for all purposes, including the determination of Capital Accounts, such Income Item shall be allocated to such Member as required thereunder.

          (d) In the event of a sale or exchange of an interest in the Company, the Capital Account of the transferor shall become the Capital Account of the transferee in accordance with Treas. Reg. (S)1.704-1(b)(2)(iv).

          (e) Upon liquidation of the Company, liquidating distributions will be made in accordance with the positive Capital Account balances of the Members, as determined after taking into account all Capital Account adjustments for the Company's fiscal year during which the liquidation occurs. Liquidation proceeds shall be paid as promptly as possible and shall be subject to offset, if the distributee or the distributee's transferor, has violated the provisions of this Operating Agreement, to the extent of any damage incurred by the Company as a result of such breach.

          (f) No Member shall have any liability to restore any portion of a deficit balance in such Member's Capital Account.

          (g) The Members are hereby authorized to amend this Operating Agreement to ensure that all accounting and tax matters and all other matters relating to the allocation of any item of income, gain, loss or deduction or relating to the Members' Capital Accounts shall comply with applicable provisions of the Internal Revenue Code of 1986 and the Treasury Regulations promulgated thereunder and shall be consistent with the methods and elections used for federal income tax purposes.

     6.2  Withdrawal or Reduction of Members' Contributions to Capital.  No
          ------------------------------------------------------------
Member shall be entitled to receive any part of such Member's Initial or Additional Contribution until all liabilities of the Company (except liabilities to Members on account of their capital contributions) have been paid or the Company has sufficient assets to pay such liabilities.

     6.3  Transfers During Year.  In the event that a Member transfers part or
          ---------------------
all of such Member's interest in the Company in accordance with the provisions of Article VII during the calendar year, Net Profits, Net Losses and all other items between the transferor and transferee shall be allocated on a pro rata
                                                                    --------
basis, using the relative portion of the Company's fiscal year ending on the date of the transfer and the portion of the fiscal year following the date of transfer.

     6.4  Reports.  The Managers shall prepare annual financial reports and
          -------
shall prepare and send to each Member a statement of such Member's distributive share of the Company's income and expense for federal income tax reporting purposes.

                                  ARTICLE VII
                        TRANSFER OF A MEMBER'S INTEREST
                        -------------------------------

     7.1  Transfer Restrictions and Procedures.
          ------------------------------------

          (a) Unless the Members unanimously agree otherwise, prior to completion of the SOW and fulfillment of the Company's obligations to GPUI under the Performance Agreement, neither Member may sell, assign, transfer, pledge, encumber or in any other manner dispose of all or any portion of the interest in the Company which it owns except by operation of law. Any such sale, assignment, transfer, pledge, encumbrance or other disposition, including any attempt thereat, shall be null and void.

          (b) If, at any time after completion of the SOW and fulfillment of the Company's obligations to GPUI under the Performance Agreement, either Member (the "Selling Member") shall desire to transfer or dispose of some or all of its interest in the Company, it shall, before soliciting any third party offers therefor, give written notice of its intention to do so to the Company and the other Member. The Company shall then have the option (exercisable by written notice within 30 days after receipt of the Selling Member's notice) to purchase either (i) the interest in the Company the Selling Member shall desire to dispose of as stated in such notice (the "Offered Interest") or (ii) the entire interest in the Company owned by the Selling Member, at a price to be mutually agreed upon. If within such 30-day period, the Company does not exercise its option as to the entire interest subject to such option, the other Member shall have the option (exercisable by written notice within 35 days after receipt of the Selling Member's notice) to purchase the interest as to which the Company has not exercised its option, at a price to be mutually agreed upon.

          (c) If the Company and the other Member do not exercise their respective options as set forth in Section 7.1(b) so as to purchase the entire Offered Interest, or if the parties cannot reach mutual agreement as to the price for such interest, the Selling Member shall have the right, at any time within 60 days after the expiration of the last such option period, to submit to the Company and the other Member a bona fide third party offer for the purchase of
                               ---- ----
the Offered Interest (the "Offer") and the Company, initially, and then the other Member, shall have the option (exercisable by written notice to the Selling Member within 20 and 30 days, respectively, after receipt of the Offer from the Selling Member) to purchase the Offered Interest at the price and on the terms set forth in the Offer. If the Company and the other Member do not exercise their respective options as set forth in this Section 7.1(c) so as to purchase the entire Offered Interest, the Selling Member shall have the right, at any time within 90 days after the expiration of the last such option period, to dispose of the Offered Interest at the price and on the terms set forth in the Offer; provided, however, that the purchaser or transferee of any interest
           --------  -------
first becomes a party to and bound by the terms of this Operating Agreement by executing a counterpart thereof; but if any such disposition is not made within such 90-day period such interest shall again be subject to the provisions of this Section 7.1.

          (d) The closing of any purchase and sale of an interest in the Company in accordance with the foregoing provisions shall be held at the principal office of the Company or at such other place as may be agreed upon, on a date and at a time designated by the purchaser, but not later than 30 days after written notice of such purchase is given to the Selling Member. At such closing, the full purchase price shall be paid to the Selling Member by certified or bank check and the Selling Member shall deliver to the purchaser the certificates, if any, representing the interest to be sold with all necessary stock transfer tax stamps attached, which certificates, if any, at such time will be duly endorsed in blank for transfer.

          (e) All certificates, if any, representing an interest in the Company shall have stamped on their front and back an appropriate legend setting forth the substance of the foregoing restrictions.

     7.2  Authority of Managers.  Upon the terms set forth in this Article VII,
          ---------------------
the Managers are authorized (a) to admit substitute Members; (b) to exercise the power of attorney granted in Article IX to amend this Operating Agreement or the Certificate of Formation to reflect such substitution; and (c) to file any such amendment with the appropriate authorities.

                                  ARTICLE VIII
                          DISSOLUTION AND TERMINATION
                          ---------------------------

     8.1  Final Accounting.  In case of the Company's dissolution, a proper
          ----------------
accounting shall be made from the date of the last previous accounting to the date of final distribution.

     8.2  Liquidation.  Upon the Company's dissolution and the failure of the
          -----------
remaining Members to continue the Company as provided in Section 1.6, Members holding a majority of the Allocable Percentages shall select a person to act as liquidator to wind up the Company. The liquidator shall have full power and authority to sell, assign and encumber any or all of the Company's assets and to wind up and liquidate the Company's affairs in an orderly and prudent manner. The liquidator shall distribute all proceeds from liquidation to the Members in accordance with Section 6.1(e).

     8.3  Distribution in Kind.  If the liquidator shall determine that all or a
          --------------------
portion of the Company's assets should be distributed in kind to the Members, the liquidator shall distribute such assets to them in accordance with Section 6.1(e).

     8.4  Cancellation of Certificate.  Upon the completion of the distribution
          ---------------------------
of Company assets, the Company shall be terminated and the Managers (or liquidator) shall cause the Company to execute and file a Certificate of Cancellation and take such other actions as may be necessary to terminate the Company.

                                   ARTICLE IX
                               POWERS OF ATTORNEY
                               ------------------

     9.1  Appointment of Managers.  Each Member by its execution hereof does
          -----------------------
irrevocably constitute and appoint the Managers, acting collectively and unanimously, as such Member's true and lawful attorney, in its name, place and stead to file a Certificate of Formation with the appropriate authorities and to execute, acknowledge, swear to and file (a) all amendments to this Operating Agreement or to the Certificate of Formation required by law or authorized or required by the provisions of this Operating Agreement or the Certificate of Formation; (b) all certificates and other instruments necessary to qualify or continue the Company as a limited liability company wherein the Members have limited liability in the states where the Company may be doing business; and (c) all conveyances and other instruments necessary to effect the Company's dissolution and termination. The Managers, acting collectively and unanimously, are further authorized to substitute one or more of them, or one or more other persons, to act as such true and lawful attorney in the place and stead of the Managers.

     9.2  Irrevocable.  The powers of attorney granted herein shall be deemed to
          -----------
be coupled with an interest and shall be irrevocable. In the event of any conflict between this Operating Agreement and any instruments filed by such attorney pursuant to the power of attorney granted in this Article IX, this Operating Agreement shall control.

                                   ARTICLE X
                                   DISPUTES
                                   --------

     10.1 Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Operating Agreement, including, without limitation, a dispute resulting in a management deadlock or other circumstances involving the management of the Company which materially impede the Company's ability to carry on its business, shall be settled by arbitration to be held in or about Morris County, New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction, and the parties consent to the exclusive jurisdiction of the New Jersey courts for this purpose. Any process or other papers under this provision may be served outside New Jersey by registered mail, return receipt requested, or by personal service, provided a reasonable time for appearance or response is allowed.

                                   ARTICLE XI
                               GENERAL PROVISIONS
                               ------------------

     11.1 Assignment. No rights under this Operating Agreement shall be
          ----------
assignable, but this Operating Agreement shall be binding upon and inure to the benefit of the successors to the business of the Company and the permitted successors of the Members.

     11.2 Applicable Law.  This Operating Agreement shall be governed by and
          --------------
construed in accordance with the law of the State of New Jersey applicable to agreements made and to be performed therein.

     11.3 Notices.  All offers, notices and other communications hereunder
          -------
shall be in writing and shall be deemed given when delivered personally or by recognized overnight courier or when mailed by certified mail, return receipt requested, to the parties at their respective addresses set forth in Section 1.9 (or at such other address for a party as shall be specified by notice given pursuant hereto).

     11.4 Separability.  The invalidity or unenforceability of any term or
          ------------
provision of this Operating Agreement shall not affect the validity or enforceability of the remaining terms or provisions hereof, which shall remain in full force and effect.

     11.5 Enforcement.  The parties recognize that irreparable damage will
          -----------
result in the event that this Operating Agreement shall not be specifically enforced. If any dispute arises hereunder, including, without limitation, a dispute concerning the disposition of an interest in the Company hereunder, the parties hereto agree that an injunction may be issued in respect thereof and, in particular, restraining such disposition, pending the determination of such controversy, and that no bond or other security shall be required in connection therewith. If any dispute arises hereunder, such right shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, not be exclusive and shall be in addition to any other remedy which the parties may have.

     11.6 Definitions.  As used in this Agreement:
          -----------

          (a) The word "interest" shall mean any interest in the Company of any class now owned or hereafter acquired by the Members, irrespective of the time and manner of such acquisition.

          (b) The word "transfer" shall include the making of any sale, exchange, assignment, gift, disposition by will or intestacy, pledge or other encumbrance or security interest, and any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting title to or right to possession of any interest in the Company.

     11.7 Counterparts.  This Operating Agreement may be executed in two or
          ------------
more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     11.8 Headings.  The headings of this Operating Agreement are intended
          --------
solely for convenience of reference and shall be given no effect in the construction or interpretation of this Operating Agreement.

     11.9 Waiver.  No waiver of any breach of any provision of this Operating
          ------
Agreement shall constitute a waiver of any other breach of that or of any other provision hereof.

     11.10 Entire Agreement; Modification.  This writing, together with the
           ------------------------------
Performance Agreement, is the entire agreement of the parties hereto, and may be changed or modified only by a writing executed by all of the parties.

     11.11 Termination.
           -----------

          (a) This Operating Agreement shall terminate as expressly provided elsewhere herein and shall terminate with respect to any Member when such Member ceases to own an interest in the Company and shall otherwise terminate upon dissolution and liquidation of the Company or upon unanimous agreement of the Members.

          (b) Without limiting the generality of the foregoing, upon termination of the Performance Agreement the Company shall be dissolved and liquidated and this Operating Agreement shall terminate unless the Members unanimously agree otherwise.

     IN WITNESS WHEREOF, the Members acknowledge under penalties of perjury that the matters and facts set forth in this

Operating Agreement are true and that they have signed this Operating Agreement on the respective dates set forth below to be effective as of the date first above written.



                    MEMBERS:


                    GPU INTERNATIONAL, INC.


                    By:____________________
                         Name:
                         Title:



                    ASTROPOWER, INC.


                    By:____________________
                         Name:
                         Title: